UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 18, 2009
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Procera Networks, Inc.
(Exact name of Registrant as specified in its charter)
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Nevada	000-49862	33-0974674
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100-C Cooper Court, Los Gatos, CA	95032
(Address of principal executive offices)	(Zip Code)

(408) 354-7200
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On May 18, 2009, Procera Networks, Inc., a Delaware corporation (the “Company”), issued a press release and held a conference call regarding its financial results for the quarter ended March 31, 2009.

The information under this Item 2.02 of this Current Report on Form 8-K and Exhibit 99.1 and 99.2 attached hereto are being furnished and shall not be deemed “filed” for purposes of Section 18 of the 1934 Act, nor shall they be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the 1934 Act or the 1933 Act, except as shall be expressly set forth by specific reference in such filing.

The transcript of the conference call attached hereto as Exhibit 99.2 contains a non-GAAP presentation of the Company’s net loss and operating expenses for the quarter ended March 31, 2009. Non-GAAP net loss and Non-GAAP operating expenses differ from net income (or net loss) and operating expenses determined according to GAAP. A schedule reconciling these amounts is included in the press release attached hereto as Exhibit 99.1. The Company’s non-GAAP net loss and non-GAAP operating expenses differ from GAAP net income (or net loss) and GAAP operating expenses in that the non-GAAP figures exclude stock-based compensation expense and amortization of intangible expenses. Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. The Company utilizes both GAAP and non-GAAP financial measures in assessing what it believes to be its core operating performance and to evaluate and manage its internal business and assist in making financial operating decisions. The Company believes that the inclusion of non-GAAP financial measures together with GAAP provides investors supplemental information and an alternative presentation useful to investors’ understanding of the Company’s core operating results and trends. Additionally, the Company believes that the inclusion of non-GAAP measures together with GAAP measures provides the investor with an additional dimension of comparability to similar companies. However, investors should be aware that non-GAAP measures utilized by other companies are not likely to be comparable in most cases to the non-GAAP measures utilized by the Company.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release issued on May 18, 2009.

99.2	Transcript of conference call held on May 18, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Procera Networks, Inc. (Registrant)

Date: May 21, 2009	By:	/s/ Charles Constanti
Name: Charles Constanti
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued on May 18, 2009.
99.2	Transcript of conference call held on May 18, 2009.